                           Morgan, Lewis & Bockius LLP
                         1111 Pennsylvania Avenue, N.W.
                              Washington, DC 20004
                                Tel: 202.739.3000
                                Fax: 202.739.3001
                              www.morganlewis.com


Michael Berenson
(202) 739-5450
mberenson@morganlewis.com

May 1, 2002

The American Life Insurance Company of New York
The American Separate Account 5
435 Hudson Street, 2nd Floor
New York, New York 10014

Re:  REGISTRATION NO. 333-62662

Ladies and Gentlemen:

     We hereby consent to the reference to our name under the caption "Legal Matters" in the Statement of Additional Information contained in Post-Effective Amendment No. 2 to the Registration Statement on Form N-4 (File No. 333-62662) for The American Separate Account 5 filed by the Account with the Securities and Exchange Commission pursuant to the Securities Act of 1933.

                                                Very truly yours,



                                                MORGAN, LEWIS & BOCKIUS LLP

                                                By: /s/ Michael Berenson
                                                   ---------------------------
                                                    Michael Berenson